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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           May 19, 2000
                                                 -------------------------------


                              USA DETERGENTS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                     0-26568              11-2935430
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(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)        Identification No.)


              1735 Jersey Avenue                                    08902
              North Brunswick, NJ                                (Zip Code)
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(Address of Principal Executive Offices)



Registrant's telephone number, including area code:           (732) 828-1800
                                                     --------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On May 19, 2000, USA Detergents, Inc. (the "Company") entered into a contract to sell its 650,000 square foot warehouse in North Brunswick, New Jersey for $15.6 million. The sale, which is subject to the completion by the purchaser of satisfactory due diligence, is expected to close in mid-September of this year.

         A copy of the press release announcing the sale is filed as an exhibit to this report and is hereby incorporated by reference.







ITEM 7.  EXHIBITS.

         (C)  EXHIBITS.

         99       Press release, dated May 19, 2000.





               All other Items of this report are inapplicable.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   USA DETERGENTS, INC.



Date: June 5, 2000                 By:    /s/ Uri Evan
                                       -------------------------------
                                   Name:  Uri Evan
                                   Title: Chairman and Chief Executive Officer






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                                  EXHIBIT INDEX
                                  -------------

                  99       Press release, dated May 19, 2000.






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